EXHIBIT 10.6.6

2005A AMENDMENT TO LOAN DOCUMENTS

THIS 2005A AMENDMENT TO LOAN DOCUMENTS (this “Amendment”), is made and entered into as of March 10, 2005, by and among (i) JP MORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA with its main office in Chicago, Illinois), a national banking association (the “Agent Bank”) (JP MORGAN CHASE BANK, N.A. may also be referred to as a “Bank”); (ii) the BANKS identified on Schedule 1.1 hereto (each a “Bank” and collectively, the “Banks”); (iii) SYPRIS SOLUTIONS, INC., a Delaware corporation, with its principal office and place of business and registered office in Louisville, Jefferson County, Kentucky (the “Borrower”) and (iv) the GUARANTORS identified on Schedule 1.2 hereto (each a “Guarantor” and collectively, the “Guarantors”).

PRELIMINARY STATEMENT:

A. Certain of the Guarantors and their Affiliates entered into a Loan Agreement dated as of March 21, 1997, with the Agent Bank (the “Original Loan Agreement”), whereby the Agent Bank extended in favor of the Guarantors a revolving line of credit in the amount of $20,000,000, a term loan in the amount of $10,000,000 and a swing line of credit subfacility in the amount of $5,000,000.

B. The predecessors to the Borrower and certain of the Guarantors entered into a 1997A Amended and Restated Loan Agreement dated as of November 1, 1997, with the Agent Bank (the “1997A Loan Agreement”), whereby the Agent Bank increased the revolving line of credit to $30,000,000 and the term loan to $15,000,000 and provided the swing line of credit subfacility in the amount of $5,000,000. The 1997A Loan Agreement was subsequently amended by, among other amendments, the 1998A Amendment to Loan Documents dated as of February 18, 1998.

C. The Borrower, certain of the Guarantors, the Agent Banks and the Banks entered into the 1999 Amended and Restated Loan Agreement dated as of October 27, 1999 (the “1999 Loan Agreement”), which amended, restated and replaced the Original Loan Agreement and the 1997A Loan Agreement, as amended. The 1999 Loan Agreement provided for (i) a revolving line of credit in the amount of $100,000,000, (ii) a swing line subfacility of $5,000,000 and (iii) a letter of credit subfacility of $15,000,000. The 1999 Loan Agreement was subsequently amended by the 2000A Amendment to Loan Documents dated as of November 9, 2000 (the “2000A Amendment”).

D. The Borrower, certain of the Guarantors, the Agent Bank and the Banks entered into the 2001A Amendment to Loan Documents dated as of February 15, 2001 and having an effective date of December 31, 2000 (the “2001A Amendment”) in order to (i) change certain financial covenants and (ii) make certain other changes as set forth therein.

E. The Borrower, the Guarantors, the Agent Bank and the Banks entered into the 2002A Amendment to Loan Documents dated as of December 21, 2001 and having an effective date of January 1, 2002 (the “2002A Amendment”) in order to (i) to restructure, reorganize and/or rename, as applicable, certain of the Guarantors, and to add a Guarantor and (ii) to amend the 1999 Loan Agreement and other Loan Documents to reflect such changes in the Guarantors and (iii) make certain other changes as set forth therein.

F. The Borrower, the Guarantors, the Agent Bank and the Banks entered into the 2002B Amendment to Loan Documents dated as of July 3, 2002 (the “2002B Amendment”) in order to (i) increase the revolving line of credit to $125,000,000, (ii) add a new participant Bank and (iii) make certain other changes as set forth therein.

G. The Borrower, the Guarantors, the Agent Bank and the Banks entered into the 2003A Amendment to Loan Documents dated as of October 16, 2003 (the “2003A Amendment”) in order to (i) extend the maturity of the line of credit from January 2, 2005 to October 16, 2008, (ii) to add a new Section

2.1G to the Loan Agreement providing a mechanism for Borrower to increase its line of credit by an additional $25,000,000 and (iii) to make certain other changes as set forth therein. The 1999 Loan Agreement, as amended by the 2000A Amendment, 2001A Amendment, the 2002A Amendment, the 2002B Amendment and the 2003A Amendment, is referred to herein as the “Loan Agreement.”

H. The Agent Bank and the Banks in May 2004 consented to the Borrower’s issuance of $55,000,000 of senior notes pursuant to a note purchase agreement.

I. The Borrower in April 2004 created a new subsidiary, Sypris Technologies Kenton, Inc., a Delaware corporation (“STK”), and the Agent Bank and the Banks consented to the creation of STK as a subsidiary, on the condition that STK become a Guarantor under the Loan Agreement. STK became a Guarantor under the Loan Agreement by executing and delivering to the Agent Bank a Guaranty Agreement dated June 1, 2004, guarantying the obligations of the Borrower to the Banks (the “STK Guaranty”).

J. The Borrower in June 2004 requested that the Banks consent to the Borrower’s acquisition of a facility in Toluca, Mexico (the “Toluca Facility”). The Banks consented to the acquisition of the Toluca Facility. The Borrower created the following second tier subsidiary and third tier subsidiaries related to the Toluca Facility: (i) Sypris Technologies Mexican Holdings, LLC (the interests of which are held by Sypris Technologies, Inc.) and (ii) Sypris Technologies Mexico, S. de R.L. de C.V. and Sypris Technologies Toluca, S.A. de C.V. (the interests of which are held by Sypris Technologies Mexican Holdings, LLC and Sypris Technologies, Inc.) (all of the foregoing Subsidiaries are referred to as the “Toluca Subsidiaries”).

K. The Borrower, the Guarantors, the Agent Bank and the Banks wish to amend the Loan Documents, among other things, (i) to include provisions related to the Borrower’s issuance of $55,000,000 of senior notes in May 2004, (ii) to amend one of the financial covenants of the Loan Agreement, (iii) to include a provision related to the Toluca Facility and (iv) to make certain other changes. Terms not defined herein shall have the meanings set forth in the Loan Agreement.

L. Subject to the terms set forth herein, the Banks are agreeable to the amendments to the Loan Documents set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AMENDMENTS TO LOAN AGREEMENT.

A. Amendment of Definitions Section of Loan Agreement. The following definitions are added to the Loan Agreement:

“$55,000,000 Senior Notes” means the $55,000,000 Aggregate Principal Amount Senior Notes issued on an unsecured basis pursuant to the Note Purchase Agreement.”

“Note Purchase Agreement” means the Note Purchase Agreement dated as of May 15, 2004 by and among the Borrower and certain lenders party thereto, pursuant to which the Borrower issued $55,000,000 Senior Notes.

B. Amendment to Section 7.2 (Indebtedness, Guaranties, etc.). The following provision is added to Section 7.2 as subsection H:

“H. $55,000,000 Senior Notes.”

C. Amendment to Section 7.6 of the Loan Agreement. Section 7.6 of the Loan Agreement is hereby replaced and restated to read in its entirety as follows:

“7.6 Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio for any Fiscal Quarter to fall below the following applicable ratio calculated as of the end of the applicable Fiscal Quarter set forth below:

Fiscal Quarter Ending	Applicable Minimum Ratio
3/31/05	1.25 to 1.00
6/30/05	1.25 to 1.00
9/30/05	1.25 to 1.00
12/31/05	1.50 to 1.00
3/31/06	1.75 to 1.00
6/30/06 and thereafter	2.00 to 1.00

D. Agreement Related to Toluca Subsidiaries. Notwithstanding the requirement of the Loan Agreement that all Subsidiaries of the Borrower become Guarantors, the Borrower, the Guarantors, the Banks and the Agent Bank agree that the Toluca Subsidiaries are not required to become Guarantors under the Loan Agreement at any time prior to the sixtieth (60th) day after the date of this Amendment (the “Deadline”) but that the Toluca Subsidiaries must become Guarantors by the Deadline unless other alternative arrangements (such as a pledge of the interests in the Toluca Subsidiaries to the Agent Bank for the benefit of the Banks) reasonably satisfactory to the Agent Bank have been made prior to such Deadline.

2. RATIFICATION. Except as specifically amended by the provisions hereinabove, the Loan Documents remain in full force and effect. The Borrower and Guarantors reaffirm and ratify all of their respective obligations to Agent Bank and the Banks under all of the Loan Documents, as amended and modified hereby, including, but not limited to, the Loan Agreement, the Guaranty Agreements, the Negative Pledge Agreement and all other agreements, documents and instruments now or hereafter evidencing and/or pertaining to the Loan Agreement. Each reference to all or any of the Loan Documents contained in any other of the Loan Documents shall be deemed to be a reference to such Loan Document, as modified hereby.

3. CONDITIONS PRECEDENT. The Banks’ obligations under this Amendment are expressly conditioned upon and subject to the following:

A. the execution and delivery by the Borrower and the Guarantors, as applicable, of this Amendment;

B. the representations and warranties of the Borrower and the Guarantors as applicable in this Amendment shall be true and accurate in all respects.

4. CONDITIONS SUBSEQUENT. The Banks’ obligations under this Amendment are expressly conditioned upon and subject to the Borrower’s completing the following conditions within sixty (60) days after the date hereof:

A. delivery to the Agent Bank of a copy of the certificate of the corporate secretary of Borrower certifying resolutions of the Borrower’s board of directors to the effect that execution, delivery and performance of this Amendment have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment and all other documents to be executed in connection herewith;

B. with respect to each corporate Guarantor, delivery to the Agent Bank of a copy of the certificate of the corporate secretary of each corporate Guarantor certifying resolutions of such

Guarantor’s board of directors to the effect that execution, delivery and performance of this Amendment have been duly authorized and as to the incumbency of those authorized to execute and deliver this Amendment and all other documents to be executed in connection herewith;

C. with respect to each non-corporate Guarantor, delivery to the Agent Bank of a copy of the certificate of the Secretary or other appropriate representative of such Guarantor (i) certifying as to the authenticity, completeness and accuracy of, and attaching copies of the written consent of the managers of such Guarantor authorizing the execution, delivery and performance of this Amendment, and (ii) certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver on behalf of such Guarantor this Amendment; and

D. The Toluca Subsidiaries shall have become Guarantors by the Deadline or other alternative arrangements (such as a pledge of the interests in the Toluca Subsidiaries to the Agent Bank for the benefit of the Banks) reasonably satisfactory to the Agent Bank shall have been made prior to the Deadline.

5. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BORROWER. To induce the Agent Bank and the Banks to enter into this Amendment, the Borrower represents and warrants to Agent Bank and the Banks as follows:

A. The Borrower has full power, authority, and capacity to enter into this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its respective terms.

B. No uncured Event of Default under the Notes or any of the other Loan Documents has occurred which continues unwaived by the Agent Bank, and no Potential Default exists as of the date hereof.

C. The Person executing this Amendment on behalf of the Borrower is duly authorized to do so.

D. The representations and warranties made by the Borrower in any of the Loan Documents are hereby remade and restated as of the date hereof.

E. Except as previously disclosed to the Agent Bank or disclosed in the Borrower’s filings with the Securities and Exchange Commission, copies of which have been provided previously to the Agent Bank, there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against the Borrower, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Borrower and the Guarantors taken as a whole, or the ability of the Borrower to fulfill its obligations under the Loan Documents.

6. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE GUARANTORS. To induce the Agent Bank and the Banks to enter into this Amendment, the Guarantors represent and warrant to the Agent Bank and the Banks as follows:

A. each Guarantor has full power, authority, and capacity to enter into this Amendment, and this Amendment constitutes the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their terms.

B. the Person executing this Amendment on behalf of each Guarantor is duly authorized to do so.

C. the representations and warranties made by each Guarantor in any of the Loan Documents are hereby remade and restated as of the date hereof.

D. except as previously disclosed to the Agent Bank, there are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against any Guarantor, the adverse determination of which could have a material adverse effect on the Loan Documents, the business operations or financial condition of the Borrower and the Guarantors taken as a whole or the ability of any Guarantor to fulfill its obligations under the Guaranty Agreement.

7. MISCELLANEOUS.

A. Amendment and Other Fees and Expenses. The Borrower agrees to pay to or for the account of the Agent Bank, whichever is applicable, upon the closing of this Amendment (i) any recording or filing fees incurred by Agent Bank in connection with this Amendment, and (ii) the reasonable fees and expenses of Agent Bank’s counsel in negotiating, drafting and closing this Amendment, and related documents up to the amount set forth in a letter from Bank’s counsel to the Borrower and agreed to by Borrower.

B. Illegality. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

C. Changes in Writing. No modification, amendment or waiver of any provision of this Amendment nor consent to any departure by the Borrower or any of the Guarantors therefrom, will in any event be effective unless the same is in writing and signed by the Agent Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

D. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent Bank and the Banks and their respective successors and assigns; provided, however, that neither the Borrower nor the Guarantors may assign this Amendment in whole or in part without the prior written consent of the Agent Bank, and the Agent Bank and the Banks at any time may assign this Amendment in whole or in part, as provided in Section 11 of the Loan Agreement.

E. Amendment Fee. The Borrower shall pay to the Agent Bank for the benefit of the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares as of the date of this Amendment, an amendment fee equal to 10/100 of one percent (0.10%) of the Revolving Loan Commitments (such amendment fee to be $125,000 in total). The Borrower shall have no liability to any particular Bank for its Revolving Credit Facility Pro Rata Share of the amendment fee paid to Agent Bank if Agent Bank does not properly remit such amount to such Bank; instead such Bank’s sole remedy in respect thereof shall be against the Agent Bank.

F. Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Agent Bank, each Bank, the Borrower and each Guarantor has caused this Amendment to be duly executed as of the day and year first above written.

JP MORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA with main office in Chicago, Illinois), as the Agent Bank

By	/s/ J. Duffy Baker
J. Duffy Baker
First Vice President

JP MORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA with main office in Chicago, Illinois), as a Bank

By	/s/ J. Duffy Baker
J. Duffy Baker
First Vice President

BANK OF AMERICA, N.A. as a Bank

By	/s/ Bryan Hulker
Bryan Hulker
Vice President

LASALLE BANK NATIONAL ASSOCIATION as a Bank

By	/s/ A. Mark Mital
A. Mark Mital
First Vice President

SUNTRUST BANK, N.A. as a Bank

By	/s/ Anson M. Lewis
Anson M. Lewis
Vice President

U.S. BANK NATIONAL ASSOCIATION f/k/a FIRSTAR BANK, N.A., as a Bank

By	/s/ David A. Wombwell
David A. Wombwell
Senior Vice President

NATIONAL CITY BANK OF KENTUCKY as a Bank

By	/s/ Rob King
Rob King
Senior Vice President

SYPRIS SOLUTIONS, INC. (the “Borrower”)

By	/s/ Anthony C. Allen
Anthony C. Allen
Vice President and Treasurer

SYPRIS TEST & MEASUREMENT, INC., a Delaware corporation (“ST&M”) (as a “Guarantor”)

By	/s/ Anthony C. Allen
Anthony C. Allen
Assistant Secretary

SYPRIS TECHNOLOGIES, INC. a Delaware corporation (“ST”) (as a “Guarantor”)

By	/s/ Anthony C. Allen
Anthony C. Allen
Assistant Secretary

SYPRIS ELECTRONICS, LLC, a Delaware limited liability company (“SE”) (as a “Guarantor”)

By	/s/ Anthony C. Allen
Anthony C. Allen
Assistant Secretary

SYPRIS DATA SYSTEMS, INC., a Delaware corporation (“SDS”) (as a “Guarantor”)

By	/s/ Anthony C. Allen
Anthony C. Allen
Assistant Secretary

SYPRIS TECHNOLOGIES MARION, LLC, a Delaware limited liability company (“Marion”) (as a “Guarantor”)

By	/s/ Anthony C. Allen
Anthony C. Allen
Assistant Secretary

SYPRIS TECHNOLOGIES KENTON, INC. a Delaware corporation (“STK”) (as a “Guarantor”)

By	/s/ Anthony C. Allen
Anthony C. Allen
Assistant Secretary